UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2003

LIBERATE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000—26565	94—3245315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Circle Star Way, San Carlos, California		94070—6200
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code: (650) 701-4000

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events and Regulation FD Disclosure.

On March 3, 2003, Liberate Technologies announced that the U.S. Securities and Exchange Commission has issued a formal order of investigation to determine whether there have been violations of the federal securities laws or regulations.  Liberate had previously announced that it would be working with regulatory authorities in connection with the accounting review being conducted by its Audit Committee.  By formalizing this previously informal discussion, the SEC will be able to subpoena individuals and entities.  Liberate will continue to fully cooperate with the SEC as it moves forward in this process.

Note Regarding Forward-Looking Statements:  This press release contains forward-looking statements regarding the pending SEC investigation and Liberate’s cooperation with that investigation that involve risks and uncertainties.

Item 7.  Exhibits

Exhibit Number	Description
99.1	Press release dated March 3, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: March 3, 2003	By:	/s/ Kent Walker
	Name:	Kent Walker
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 3, 2003.